UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

In connection with Cloud Peak Energy Inc.’s and substantially all of its direct and indirect subsidiaries’ (collectively, the “Company”) ongoing cases under Chapter 11 (“Chapter 11”) of Title 11 of the U.S. Code (the “Bankruptcy Code”), on December 5, 2019, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered the Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors’ Disclosure Statement and (II) Confirming the Revised First Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 868] (the “Confirmation Order”), which approved and confirmed the Revised First Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 744], as modified by the Second Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 854] (the “Plan”).

The Company expects that the effective date of the Plan will occur before the end of 2019 as soon as all conditions precedent to the Plan’s effectiveness have been satisfied or waived in accordance with the Plan.

The information regarding the Plan set forth in Item 1.03 of the Company’s Form 8-K filed on October 29, 2019 is incorporated by reference herein. The full text of the Second Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 854] is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The full text of the Confirmation Order is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, statements regarding the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Part I, Item 1A - Risk Factors in its most recent Form 10-K and any updates thereto in its Forms 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01        Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Description
99.1	Second Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 854]
99.2

Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors’ Disclosure Statement and (II) Confirming the Revised First Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 868]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary